UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2014

Energy Recovery, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Dr. San Leandro, CA 94577

(Address if Principal Executive Offices)(Zip Code)

510-483-7370

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)   On June 25, 2014, Alexander J. Buehler informed Energy Recovery, Inc. (the ‘Company’) of his resignation as the Company’s Chief Financial Officer, effective on that day in order to pursue another opportunity.

Effective June 27, 2014, the Board of Directors has appointed Joel Gay to succeed Mr. Buehler as Chief Financial Officer. Mr. Gay joined the Company in January 2012 as Vice President of Finance and Business Intelligence. From April 2007 through December 2011, Mr. Gay was Chief Financial Officer North America at Insituform (now Aegion). Mr. Gay holds a Master’s degree in Business Administration from the University of Chicago, Booth School of Business and a Bachelor of Arts degree from St. Thomas University.

As Chief Financial Officer of the Company, Mr. Gay will receive an annual base salary of $265,000 along with standard company benefits. He will also participate in the Company’s Annual Incentive Plan (“AIP”). The maximum target and payout under the AIP for 2014 will be determined by the Company’s Chief Executive Officer and the Board of Directors based on Mr. Gay’s performance. Mr. Gay will receive options to purchase 100,000 shares of Company common stock that will be subject to the Company’s standard four year vesting schedule. The grant date will be July 3, 2014. In addition, if after ninety days of his appointment as Chief Financial Officer, Mr. Gay has performed to the satisfaction of the Chief Executive Officer and the Board of Directors, he will receive an additional grant of options to purchase another 100,000 shares of the Company’s common stock with a grant date to be determined by the Board of Directors. Mr. Gay will also be named as a participant in the Company’s Change of Control Plan, a copy of which is on file with the Securities and Exchange Commission (“SEC”). Additionally, he will be eligible for certain severance benefits if he is terminated without cause, other than in connection with a Change in Control. Mr. Gay will enter into the Company’s standard Indemnification Agreement, the form of which is also on file with the SEC.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description
99.1	Press Release dated June 27, 2014
99.2	Offer Letter to Mr. Joel Gay

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

ENERGY RECOVERY, INC.
(Registrant)

Date:	June 30, 2014	/s/ Juan B. Otero
Juan B. Otero
Legal Counsel and Corporate Secretary

INDEX TO EXHBITS

Exhibit Number	Description
99.1	Press Release dated June 27, 2014
99.2	Offer Letter to Mr. Joel Gay